UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 24, 2020 (November 20, 2020)
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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)
(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report.)
 ___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 20, 2020, the Board of Directors (Board) of the Federal Home Loan Bank of Indianapolis (Bank) elected Dan L. Moore as Chair of the Board and Karen F. Gregerson as Vice Chair of the Board, each for a two-year term commencing January 1, 2021 and ending December 31, 2022.

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On November 20, 2020, the Board approved the Code of Ethics for Senior Financial Officers and related policies (Code), to be effective as of December 1, 2020.

The Code applies only to the Bank's President-Chief Executive Officer (its principal executive officer), its Executive Vice President-Chief Financial Officer (its principal financial officer), and its Senior Vice President-Chief Accounting Officer (its principal accounting officer), each a Senior Financial Officer. The Code contains provisions designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between their personal and professional relationships; (2) full, fair, accurate, timely, and understandable disclosures in governmental filings and communications; (3) compliance with applicable governmental laws, rules, and regulations; (4) the prompt internal reporting of violations of the Code to an appropriate person or persons at the Bank; and (5) accountability for adherence to the Code.

The Code supplements the Code of Conduct and Conflict of Interest Policy for Employees and Contractors (Code of Conduct), which governs the Senior Financial Officers. Each of the Code, the Code of Conduct, and similar codes of conduct governing the Bank's Directors and Affordable Housing Advisory Council Members, as well as related policies, were reviewed and revised by the Bank's management. These governance documents were all approved by the Board on November 20, 2020 in connection with the Board's annual review and are available on the Bank's website by scrolling to the bottom of any web page on www.fhlbi.com and then selecting "Corporate Governance" in the navigation menu.

The foregoing summary of the Code is qualified in its entirety by reference to the full text of the Code, a copy of which is attached hereto as Exhibit 14.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

14.1	Code of Ethics for Senior Financial Officers effective December 1, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2020

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/CINDY L. KONICH
Cindy L. Konich
President - Chief Executive Officer

By:	/s/GREGORY L. TEARE
Gregory L. Teare
Executive Vice President - Chief Financial Officer